UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 23, 2021

HOST HOTELS & RESORTS, INC.

HOST HOTELS & RESORTS, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland (Host Hotels & Resorts, Inc.) Delaware (Host Hotels & Resorts, L.P.)	001-14625 0-25087	53-0085950 52-2095412
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4747 Bethesda Avenue, Suite 1300 Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 744-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Host Hotels & Resorts, Inc.	Common Stock, $.01 par value	HST	The Nasdaq Stock Market LLC
Host Hotels & Resorts, L.P.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information required by this item is included in Item 2.03 below and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 23, 2021, Host Hotels & Resorts, L.P. (“Host L.P.”), for whom Host Hotels & Resorts, Inc. acts as sole general partner, completed its underwritten public offering of $450 million aggregate principal amount of its 2.900% Series J Senior Notes due 2031 (the “Series J senior notes”). The interest rate payable on the Series J senior notes will be subject to adjustment based on certain rating events.

The offering of the Series J senior notes was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on April 15, 2021, as amended (Registration No. 333-255255) (the “Registration Statement”), a base prospectus, dated April 23, 2021, included as part of the Registration Statement, and a prospectus supplement, dated November 8, 2021, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of our counsel, Latham & Watkins LLP, regarding the validity of the securities being registered.

The Series J senior notes were issued pursuant to the seventh supplemental indenture, dated November 23, 2021 (the “Supplemental Indenture”), between Host L.P. and The Bank of New York Mellon, as trustee (the “Trustee”), which supplements the indenture, dated May 15, 2015 (as supplemented to date, the “Indenture”), between Host L.P. and the Trustee. The Series J senior notes pay interest semi-annually in arrears.

Optional Redemption Provisions

At any time, upon not less than 15 nor more than 60 days’ notice, the Series J senior notes will be redeemable at Host L.P.’s option, in whole or in part, at a price equal to 100% of their principal amount, plus a make-whole premium as set forth in the Indenture, plus accrued and unpaid interest to, but excluding, the applicable redemption date.

Host L.P. may also redeem the Series J senior notes within the period beginning 90 days prior to the December 15, 2031 maturity date (September 16, 2031), in whole or in part, upon not less than 15 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Series J senior notes to be redeemed, plus accrued and unpaid interest to, but excluding, the applicable redemption date.

Restrictive Covenants

Under the terms of the Indenture, Host L.P.’s ability to incur indebtedness is subject to restrictions and the satisfaction of various conditions, including the achievement of an EBITDA-to-interest coverage ratio of at least 1.5x by Host L.P. This ratio is calculated in accordance with the Indenture and excludes from interest expense items such as call premiums and deferred financing charges that are included in interest expense on Host L.P.’s consolidated statement of operations. In addition, the calculation is based on Host L.P.’s pro forma results for the four prior fiscal quarters giving effect to certain transactions, such as acquisitions, dispositions and financings, as if they occurred at the beginning of the period. Other covenants limiting Host L.P.’s ability to incur indebtedness include maintaining total indebtedness of less than 65% of adjusted total assets (using undepreciated real estate values) and maintaining secured indebtedness of less than 40% of adjusted total assets; provided that Host L.P. will not be required to satisfy such indebtedness tests in the event that the indebtedness incurred qualifies as Refinancing Indebtedness (as defined in the Supplemental Indenture). In addition, Host L.P. will at all times be required to maintain total unencumbered assets of at least 150% of the aggregate principal amount of outstanding unsecured indebtedness of Host L.P. and its subsidiaries. So long as Host L.P. maintains the required level of interest coverage and satisfies these and other conditions in the Indenture, it may incur additional debt under the Indenture.

Use of Proceeds

Host L.P. intends to fully allocate an amount equal to the net proceeds from the sale of the Series J senior notes on the issue date to one or more eligible green projects.

Following the allocation referenced above, Host L.P. intends to use the net proceeds from the sale of the Series J senior notes to redeem all of the outstanding $400 million aggregate principal amount of Host L.P.’s 3.750% Series D senior notes due 2023 (the “Series D senior notes”). Host L.P. intends to use any remaining proceeds that are not used to redeem the Series D senior notes for general corporate purposes.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Forward-Looking Statements

In this Current Report on Form 8-K, we make forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “expect,” “may,” “intend,” “predict,” “project,” “plan,” “will,” “estimate” and other similar terms and phrases. Forward-looking statements are based on management’s current expectations and assumptions and are not guarantees of future performance. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks and uncertainties include the impact of COVID-19, our ability to apply the proceeds of the Series J senior notes as currently intended, our ability to use or allocate the net proceeds of the Series J senior notes to eligible green projects that will satisfy, or continue to satisfy, investor criteria and expectations regarding environmental impact and sustainability performance and other risks and uncertainties associated with our business described in our Annual Report on Form 10–K for the year ended December 31, 2020, our Quarterly Reports on Form 10-Q and in other filings with the Securities and Exchange Commission. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that we will attain these expectations or that any deviations will not be material. Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release updates to any forward-looking statement contained in this report to conform the statement to actual results or changes in our expectations.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Seventh Supplemental Indenture, dated November 23, 2021, between Host Hotels & Resorts, L.P. and The Bank of New York Mellon, as trustee, to the Indenture dated May 15, 2015.
4.2	Form of Series J senior notes (included in Exhibit 4.1).
5.1	Opinion of Latham & Watkins LLP regarding the validity of the Series J senior notes.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: November 23, 2021	By:	/S/ Joseph C. Ottinger
	Name:	Joseph C. Ottinger
	Title:	Senior Vice President and Corporate Controller

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOST HOTELS & RESORTS, L.P. By: HOST HOTELS & RESORTS, INC. its General Partner

Date: November 23, 2021	By:	/S/ Joseph C. Ottinger
	Name:	Joseph C. Ottinger
	Title:	Senior Vice President and Corporate Controller